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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 25, 2000



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


              Delaware                    001-2979           No. 41-0449260
    (State or other jurisdiction      (Commission File        (IRS Employer
          of incorporation)                Number)         Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable

          (Former name or former address, if changed since last report)

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Item 5:    OTHER EVENTS

           Attached hereto as Exhibit 99 is the Press Release announcing the retirement of Rod Jacobs as Vice Chairman and Chief Financial Officer of Wells Fargo & Company and the appointment of Deputy Chief Financial Officer Ross Kari as executive vice president and chief financial officer of Wells Fargo & Company.

Item 7:    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  99 Copy of Press Release announcing the retirement of Rod Jacobs as Vice Chairman and Chief Financial Officer of Wells Fargo & Company


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 26, 2000.

                              WELLS FARGO & COMPANY



                              By:   LES L. QUOCK
                                 -------------------------------
                                  Les L. Quock
                                  Senior Vice President and Controller